UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2012

DEMAND POOLING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53394	26-2517798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12720 Hillcrest Road, Suite 1045, Dallas, Texas	75230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 388-1973

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Demand Pooling, Inc.

Form 8-K

Current Report

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 30, 2012, Mr. Donald Kelly resigned from all positions with the Company, including President, Chief Operating Officer, Secretary and Director. Mr. Kelly informed the Company that his decision to resign was for personal reasons and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012	DEMAND POOLING, INC.

	By:	/s/ Richard Aland
Richard Aland
Chief Executive Officer